Commitments and Contingencies	3 Months Ended	12 Months Ended
	Sep. 30, 2016	Jun. 30, 2016
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 17 — Commitments and Contingencies

Refer to Note 16 — Commitments and Contingencies of the Notes to the Consolidated Financial Statements of Magellan as of and for the fiscal years ended June 30, 2016 and 2015 included herein for information on all commitments.

Contingent production payments

In September 2011, the Company entered into a Purchase and Sale Agreement (the “Nautilus PSA”) among the Company and the non-controlling interest owners of NP for the Company’s acquisition of the sellers’ interests in NP. The Nautilus PSA provides for potential future contingent production payments, payable in cash by the Company to the sellers, of up to a total of $5.0 million if certain increased average daily production rates for the underlying properties are achieved. J. Thomas Wilson, a director and chief executive officer of the Company until August 5, 2016, has an approximately 52% interest in such contingent production payments.

Following the closing of the Exchange Agreement, these contingent production payments remained an obligation of Magellan. On September 30, 2016, the Company entered into a purchase and sale agreement (the “Nautilus Tech PSA”) with the beneficial owners of these contingent production payments. Pursuant to the Nautilus Tech PSA, the Company has agreed to issue to the beneficial owners an aggregate of 90,350 shares of the Company’s common stock in exchange for all rights of the beneficial owners to the contingent production payments. The shares issuable under the Nautilus Tech PSA are to be issued, and the contingent production payment right terminated, promptly following, and subject to, the completion of the Merger.

Sopak Collateral Agreement

On January 14, 2013, the Company entered into a Collateral Purchase Agreement (the “Collateral Agreement”) with Sopak AG, a Swiss subsidiary of Glencore International plc (“Sopak”), pursuant to which the Company agreed to purchase i) 1,158,080 shares of the Company’s common stock and ii) a warrant granting Sopak the right to purchase from the Company an additional 543,478 shares of common stock. The Collateral Agreement was subsequently amended on January 15, 2013, and completed on January 16, 2013. The Company has estimated that there is the potential for a statutory liability of approximately $1.8 million and $1.8 million as of September 30, 2016, and June 30, 2016, respectively, related to US federal tax withholdings and related penalties and interest related to the Collateral Agreement. As a result, we have recorded a total liability of $1.8 million and $1.8 million as of September 30, 2016, and June 30, 2016, respectively, under accrued and other liabilities in the unaudited condensed consolidated balance sheets included in this joint proxy statement/prospectus. The Company has a legally enforceable right to collect from Sopak any amounts owed to the IRS as a result of the Collateral Agreement. As a result, we have recorded a corresponding receivable of $1.8 million and $1.8 million as of September 30, 2016, and June 30, 2016, respectively, under prepaid and other assets in the unaudited condensed consolidated balance sheets.

Celtique Litigation

On June 10, 2016, MPUK reached a settlement with Celtique of its outstanding claims and counterclaims, whereby in connection with closing the transactions contemplated by the Weald ATA and the IoW ATA, Celtique would receive proceeds from the transfer of the Company’s interests in the Central Weald assets of £500 thousand, payable at closing in a combination of cash of £179 thousand and shares of stock of UKOG valued at £321 thousand at the time of the agreed settlement (the “Settlement Agreement”). On August 11, 2016, upon closing the transactions contemplated by the Weald ATA and IoW ATA, the claims were settled in accordance with the Settlement Agreement, and the Company has no further obligations to Celtique.

NT/P82 Seismic Survey

In June 2016, the Australian Commonwealth-Northern Territory Offshore Petroleum Joint Authority and the National Offshore Petroleum Titles Administrator approved a variation in MPA’s work program commitments under the NT/P82 permit in the Bonaparte Basin. The new work program commitment extended the term of the commitment to complete seismic to November 12, 2017, the cost of which commitment is estimated at AUD A$9 million.

Engagement of RFC Ambrian as financial advisor for farmout of NT/P82

In July 2015, the Company engaged RFC Ambrian as its financial advisor to run a formal bid process for the farm-out of its 100% operating interest in the NT/P82 permit in the Bonaparte basin, offshore Australia, to fund future exploration costs and potentially recover back-costs incurred. In accordance with the terms of the engagement, RFC Ambrian will be owed a success fee upon completion of a legally binding agreement ranging from A$250 thousand to 5% of the farm-out value of the agreement to the Company.

Petrie Engagement

In June 2015, the Special Committee engaged Petrie Partners, LLC (“Petrie”) to act as its financial advisor (the “Petrie Engagement”). Under the terms of the Petrie Engagement, as amended on March 14, 2016, and in relation to the Merger Agreement, the Company has agreed to pay Petrie a success fee. The remaining amount of the success fee is contingent upon the successful closing of the Merger and totals $500 thousand to be paid in stock of the Company, the number of which shares to be issued to Petrie being determined by the quotient of $500 thousand and the volume weighted average closing price of the Company’s common stock over the 10 trading days ending on the last trading day prior to the announcement of such corporate transaction. Upon closing of the Merger, Magellan expects to issue approximately 410 thousand shares of its common stock to Petrie as consideration for Petrie’s remaining success fee. The Petrie Engagement may be terminated by either party with five days’ written notice.

Poplar CO2-EOR Pilot Bonus

Mi3 Petroleum Engineering, LLC (“Mi3”) is a Golden, Colorado-based petroleum engineering firm that has provided advice to the Company with respect to its CO2-EOR activities (See Note 18 —Related Party Transactions). Pursuant to the terms of a master services contract, as amended on November 4, 2015, Mi3 was entitled to a payment in the amount of $100 thousand, contingent upon the completion of a transaction resulting in the sale of the Poplar field to a third party, in addition to a fixed payment for certain services provided. Based upon the terms of the Exchange Agreement, which terms have been entered into between the Company and an affiliate of the Company rather than a third party, upon the closing of the Exchange, the contingent payment in the amount of $100 thousand was not due to Mi3.

NASDAQ Listing Requirements

On May 17, 2016, Magellan received a letter from the Listing Qualifications Department of the NASDAQ indicating that the Company’s stockholders’ equity as reported in the Company’s quarterly report on Form 10-Q for the period ended March 31, 2016 did not meet the minimum $2.5 million required for continued listing on the NASDAQ Capital Market pursuant to NASDAQ Stock Market Rule 5550(b)(1). On June 30, 2016, the Company submitted materials to NASDAQ describing a number of transactions that it believed would enable it to report stockholders’ equity of approximately $4.1 million on a pro forma basis, as of March 31, 2016, and that it was engaged in negotiations with a specific party to enter into a potential business combination transaction. On July 29, 2016, Magellan received a letter from the Listing Qualifications Department of NASDAQ indicating that it had determined to grant Magellan an extension until October 14, 2016 to regain compliance with Rule 5550(b). In the letter dated July 29, 2016, the Listing Qualifications Department indicated that any future business combination with a non-NASDAQ entity would likely be considered a “change of control” of Magellan, which would require the post-combination company to apply for initial listing on the NASDAQ Capital Market and meet all applicable initial listing criteria.

On October 18, 2016, Magellan received a letter from the Listing Qualifications Department of the NASDAQ indicating that based on the Form 10-K filed by Magellan for its fiscal year ended June 30, 2016, which included a pro forma consolidated balance sheet evidencing stockholders’ equity of $3.7 million, the Company had regained compliance with NASDAQ Stock Market Rule 5550(b)(1), and that if the Company fails to evidence compliance upon filing its next periodic report, it may be subject to delisting.

One Stone Exchange Agreement

The Exchange Agreement was subject to termination under certain circumstances, including in specified circumstances in connection with receipt of a Superior Proposal, as such term is defined in the Exchange Agreement. In connection with a termination of the Exchange Agreement in the event of a Superior Proposal, a breach by the Company of its non-solicitation obligation, or following a change by the Board of its recommendation to stockholders, the Company would have been required to pay to One Stone a termination fee of $750 thousand. Also, if the Exchange Agreement was terminated by either party as a result of the failure to obtain the requisite approval by Magellan stockholders, the Company would have been required to reimburse One Stone for all documented out-of-pocket fees and expenses incurred by One Stone in connection with the Exchange Agreement, subject to a maximum of $200 thousand in the aggregate. On August 1, 2016, the transactions contemplated by the Exchange Agreement closed and the termination fee and out-of-pocket reimbursements potentially payable by the Company were not due.

Secured Promissory Note and Pledge Agreement

On April 15, 2016, the Company and One Stone entered into a Secured Promissory Note and a Pledge Agreement pursuant to which One Stone made a loan to Magellan in the aggregate amount of $625 thousand. On August 1, 2016, upon the closing of the Exchange, the Loan Amount was deemed paid in full and the Pledge Agreement was terminated, and no further amounts under the Note remain owed by the Company.

Tellurian Merger Agreement

The Merger Agreement may be terminated under certain circumstances, including in specified circumstances in connection with receipt of a “Superior Proposal,” as such term is defined in the Merger Agreement. In connection with a termination of the Merger Agreement in the event of a Superior Proposal, a breach by Magellan of its non-solicitation obligation, or following a change by the Board of Directors of its recommendation to stockholders, Magellan will be required to pay to Tellurian a termination fee for any and all third-party transaction fees and expenses incurred by Tellurian with the drafting, negotiation, execution and delivery of the Merger Agreement and related documents (including fees and expenses for attorneys, accountants and other advisors), subject to a maximum of $1 million in the aggregate. A termination fee may also be payable in some circumstances in which an Alternative Proposal is made, the transaction fails to close and Magellan subsequently agrees to an Alternative Proposal. If the Merger Agreement is terminated by either party as a result of the failure to obtain the requisite approval by Tellurian stockholders, or by Magellan because Tellurian does not use commercially reasonable efforts to secure the approval for listing the Magellan shares of common stock to be issued in the Merger, then Tellurian will be required to pay to Magellan a reverse termination fee of $1 million. In addition, the Company’s ability to dispose of its remaining assets is subject to Tellurian’s consent, in accordance with the terms of the Merger Agreement.

Directors’ Compensation

On August 2, 2016, the Company’s board of directors approved additional compensation for Messrs. West, MacMillan, and Pettirossi in consideration of i) their service as members of the Special Committee since its formation on June 5, 2015, which service had not been remunerated, and ii) the non-payment by the Company of their compensation as directors of the Company since July 2015, and agreed that this compensation would remain wholly contingent upon closing the transactions contemplated by the Merger Agreement and would amount to the issuance of 100,000 shares of the Company’s common stock and the payment of $150 thousand in cash, each in the aggregate.

Note 16 — Commitments and Contingencies

Operating leases. The following table summarizes the Company’s future minimum rental commitments under non-cancelable operating leases, net of guaranteed sublease income, as of June 30, 2016:

Total
(In thousands)
Amounts payable in fiscal year:
2017	$175
2018	74

Total	$249

Rent expense, recorded gross of sublease income in the accompanying consolidated statements of operations, for each of the years ended June 30, 2016, and 2015, was $284 thousand and $301 thousand, respectively.

Contingent production payments. In September 2011, the Company entered into a Purchase and Sale Agreement (the “Nautilus PSA”) among the Company and the non-controlling interest owners of NP for the Company’s acquisition of the sellers’ interests in NP. The Nautilus PSA provides for potential future contingent production payments, payable by the Company in cash to the sellers, of up to a total of $5.0 million if certain increased average daily production rates for the underlying properties are achieved. J. Thomas Wilson, a director and chief executive officer of the Company until August 5, 2016, has an approximate 52% interest in such contingent payments. See Note 9 — Fair Value Measurements above for information regarding the estimated discounted fair value of the future contingent consideration payable related to the Nautilus PSA.

Following the closing of the Exchange, these contingent production payments remain an obligation of Magellan. Based upon the latest reserves estimates available to the Company, the contingent production payments are unlikely to be paid, and therefore, as of June 30, 2016, and 2015, are not recorded in the accompanying consolidated financial statements.

Sopak Collateral Agreement. The Company has estimated that there is the potential for a statutory liability of approximately $1.8 million and $1.7 million as of June 30, 2016, and 2015, respectively, related to US federal tax withholdings and related penalties and interest related to the Collateral Agreement described in Note 13 — Stockholders’ (Deficit) Equity. As a result, we have recorded a total liability of $1.8 million and $1.7 million as of June 30, 2016, and 2015, respectively, under accrued and other liabilities in the consolidated balance sheets included in this joint proxy statement/prospectus. The Company has a legally enforceable right to collect from Sopak any amounts owed to the Internal Revenue Service as a result of the Collateral Agreement. As a result, we have recorded a corresponding receivable of $1.8 million and $1.7 million as of June 30, 2016, and 2015, respectively, under prepaid and other assets in the accompanying consolidated balance sheets.

Celtique Litigation. On June 10, 2016, MPUK reached a settlement with Celtique of its outstanding claims and counterclaims, whereby in connection with closing the transactions contemplated by the Weald ATA and the IoW ATA, Celtique would receive proceeds from the transfer of the Company’s interests in the Central Weald assets of £500 thousand, payable at closing in combination of cash of £179 thousand and shares of stock of UKOG valued at £321 thousand at the time of the agreed settlement (the “Settlement Agreement”). On August 11, 2016, upon closing the transactions contemplated by the Weald ATA and IoW ATA, the claims were settled in accordance with the Settlement Agreement, and the Company has no further obligations to Celtique.

NT/P82 Seismic Survey. In June 2016, the Australian Commonwealth-Northern Territory Offshore Petroleum Joint Authority and the National Offshore Petroleum Titles Administrator approved a variation in MPA’s work program commitments under the NT/P82 permit in the Bonaparte Basin. The new work program commitment extended the term of the commitment to complete seismic to November 12, 2017, the cost of which commitment is estimated at AUD $9 million.

Engagement of RFC Ambrian as financial advisor for farmout of NT/P82. In July 2015, the Company engaged RFC Ambrian as its financial advisor to run a formal bid process for the farm-out of its 100% operating interest in the NT/P82 permit in the Bonaparte Basin, offshore Australia, to fund future exploration costs and recover back-costs incurred. The terms of the engagement include cash payments of $20 thousand and $80 thousand for the two initial stages of the engagement through a written offer, and a success fee upon completion of a legally binding agreement ranging from $250 thousand to 5% of the farm-out value of the agreement to the Company. In addition, on March 10, 2016, the Company extended the scope of RFC Ambrian’s mandate to include a potential sale of the Company’s rights to certain payments contingent on production thresholds of the Mereenie field in Australia and agreed to pay RFC Ambrian 5% of any consideration the Company may receive in connection with such a transaction. The transaction fees related to the sale of the Mereenie Bonus were paid by the Company in May 2016, concurrent with the closing of the transaction as described in Note 5 — Sale of Amadeus Basin Assets.

Petrie Engagement. In June 2015, the Special Committee engaged Petrie Partners, LLC (“Petrie”) to act as its financial advisor (the “Petrie Engagement”). Under the terms of the Petrie Engagement, as amended on March 14, 2016, the Company has agreed to pay Petrie certain fees contingent upon the successful closing of certain transactions, together with reimbursement of expenses, as follows: (a) upon rendering of a fairness opinion on the One Stone Exchange, an opinion fee of $300 thousand; (b) upon the successful closing of the Exchange, a divestiture transaction fee of $450 thousand, which amount is net of the opinion fee, and, (c) if the Company enters into a corporate transaction such as business combination transaction, a corporate transaction fee in the aggregate amount of $800 thousand, consisting of $300 thousand to be paid in cash, which amount may be used to pay for a fairness opinion to be provided by Petrie in relation to the corporate transaction, and $500 thousand to be paid in stock of the Company, the number of which shares to be issued to Petrie being determined by the quotient of $500 thousand and the volume weighted average closing price of the Company’s common shares over the 10 trading days ending on the last trading day prior to the announcement of such corporate transaction. The Company paid Petrie $300 thousand on March 31, 2016, in relation to the fairness opinion rendered with respect to the Exchange, $450 thousand in August 2016, following the closing of the Exchange, and $300 thousand on August 2, 2016, in relation to the fairness opinion rendered with respect to the Merger Agreement. Upon closing of the Merger, Magellan will issue approximately 410 thousand shares of its common stock to Petrie as partial consideration of Petrie’s success fee. The Petrie Engagement may be terminated by either party with five days’ written notice.

Poplar CO2-EOR Pilot Bonus. Mi3 Petroleum Engineering (“Mi3”) is a Golden, Colorado-based petroleum engineering firm that advises the Company with respect to its CO2-EOR activities, including the Company’s CO2-EOR pilot at the Poplar field (see Note 17 — Related Party Transactions). Pursuant to the terms of a master services contract, as amended on November 4, 2015, Mi3 was entitled to a payment in the amount of $100 thousand, contingent upon the completion of a transaction resulting in the sale of the Poplar field to a third party, in addition to a fixed payment for certain services provided. Based upon the terms of the Exchange Agreement, which was entered into between the Company and an affiliate of the Company rather than a third party, upon closing of the Exchange, the contingent payment in the amount of $100 thousand was not due to Mi3.

NASDAQ Listing Requirements. On November 5, 2015, Magellan received a letter from the Listing Qualifications Department of the NASDAQ Stock Market (“NASDAQ”) indicating that, based upon the closing bid price of the Company’s common stock for the last 30 consecutive business days, the common stock had not met the minimum bid price of $1.00 per share required for continued listing on the NASDAQ Capital Market pursuant to NASDAQ Marketplace Rule 5550(a)(2). On March 4, 2016, the Company received a letter from NASDAQ notifying the Company that, since the closing bid price of the common stock for the previous 10 consecutive business days was at least $1.00, the Company had regained compliance with NASDAQ Marketplace Rule 5550(a)(2).

On May 17, 2016, Magellan received a letter from the Listing Qualifications Department of the NASDAQ indicating that the Company’s stockholders’ equity as reported in the Company’s quarterly report on Form 10-Q for the period ended March 31, 2016 did not meet the minimum $2.5 million required for continued listing on the NASDAQ Capital Market pursuant to NASDAQ Stock Market Rule 5550(b)(1). On June 30, 2016, the Company submitted materials to NASDAQ describing a number of transactions that it believed would enable it to report stockholders’ equity of approximately $4.1 million on a pro forma basis, as of March 31, 2016, and that it was engaged in negotiations with a specific party to enter into a potential business combination transaction. On July 29, 2016, Magellan received a letter from the Listing Qualifications Department of NASDAQ indicating that it had determined to grant Magellan an extension until October 14, 2016 to regain compliance with Rule 5550(b). In the letter dated July 29, 2016, the Listing Qualifications Department indicated that any future business combination with a non-NASDAQ entity would likely be considered a “change of control” of Magellan, which would require the post-combination company to apply for initial listing on the NASDAQ Capital Market and meet all applicable initial listing criteria.

One Stone Exchange Agreement. The Exchange Agreement may be terminated under certain circumstances, including in specified circumstances in connection with receipt of a Superior Proposal, as such term is defined in the Exchange Agreement. In connection with the termination of the Exchange Agreement in the event of a Superior Proposal, a breach by the Company of the non-solicitation provision, or following a change by the Board of its recommendation to stockholders, the Company would have been required to pay to One Stone a termination fee of $750 thousand.

If the Exchange Agreement was terminated by either party as a result of the failure to obtain the requisite approval by Magellan stockholders, the Company would have been required to reimburse One Stone for all documented out-of-pocket fees and expenses incurred by One Stone in connection with the Exchange Agreement, subject to a maximum of $200 thousand in the aggregate.

Secured Promissory Note and Pledge Agreement. On April 15, 2016, the Company and One Stone entered into a Secured Promissory Note and a Pledge Agreement pursuant to which One Stone made a loan to Magellan in the aggregate amount of $625 thousand. On August 1, 2016, upon the closing of the Exchange, the Loan Amount was deemed paid in full and no further amounts under the Note will be repaid by the Company.